                          Pruco Life Insurance Company
                         Strategic Partners(SM) Advisor


                         Supplement, dated June 27, 2002
                                       To
                          Prospectus, dated May 1, 2002


We revise Section 2 of the prospectus (What Investment Options Can I Choose?), and other pertinent parts of the prospectus, to describe a one-year fixed interest rate option that we now make available to prospective contract owners in certain states. Specifically, we now offer a one-year fixed interest rate option (the "Fixed Rate Option") to any prospective contract owner who makes an initial purchase payment of at least $2 million. After the initial purchase payment, such a contract owner also may allocate subsequent purchase payments to the Fixed Rate Option. With regard to any part of the initial purchase payment allocated to the Fixed Rate Option, and any subsequent purchase payment so allocated, we will begin crediting interest to the purchase payment on the business day that we receive the payment in good order at the Prudential Annuity Service Center. Purchase payments that you allocate to the Fixed Rate Option become part of our general account, rather than the separate account that supports the variable investment options.

When you allocate a purchase payment to the Fixed Rate Option, we generally credit interest of at least 2% annually (3% for later contract years) to that amount (less any premium taxes). This minimum interest rate may differ in certain states. We credit interest on your purchase payment on a daily basis, until the earliest to occur of these events:

         - The date you withdraw or transfer contract value out of the "interest segment" (i.e., the portion of our general account used to account for the interest rate applicable to that purchase payment)

         - The maturity date of the interest segment

         - The date as of which a death benefit is determined; or

         - The annuity date

We set interest rates for the Fixed Rate Option periodically. As such, purchase payments allocated to the Fixed Rate Option at different times may earn interest at different rates, and the interest rate periods applicable to those purchase payments will mature at different times.

You can transfer contract value from a variable investment option to the Fixed Rate Option at any time. However, you can make transfers out of the Fixed Rate

Option only during the 30-day period immediately following the end of the applicable interest segment. Moreover, your contract value allocated to the Fixed Rate Option cannot participate in our auto-rebalancing feature.

Unlike purchase payments allocated to the variable investment options, purchase payments allocated to the Fixed Rate Option:

         - are guaranteed by us with regard to principal and the specified interest rate; and

         - are not subject to the insurance charge.